AMENDMENT

                                     TO THE

                       SAFEGUARD HEALTH ENTERPRISES, INC.

                                  401(k) PLAN


This amendment is made by Safeguard Health Enterprises, Inc. (hereinafter referred to as the "Company") to the Safeguard Health Enterprises, Inc. 401(k) Plan (hereinafter referred to as the "Plan").

WHEREAS, the Company has expressed the desire to amend said Plan in certain particulars effective immediately.

NOW  THEREFORE  RESOLVED,  the  Company  hereby  agrees  as  follows:

1.     Section  13.12  of  said  Plan  is  removed  in  its  entirety.





IN WITNESS WHEREOF, the Company has executed this Amendment on the date shown below.


By:  /s/  Ronald  I. Brendzel          Dated:  December 21, 2001
     ------------------------                  -----------------
     Authorized Signature


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